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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 18, 2008

                                MICROISLET, INC.
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             (Exact name of registrant as specified in its charter)

            NEVADA                     001-32202              88-0408274
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 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)


      6370 NANCY RIDGE DRIVE, SUITE 112
            SAN DIEGO, CALIFORNIA                                92121
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   (Address of principal executive offices)                    (Zip Code)


                                 (858) 657-0287
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Reference is made to the Securities Purchase Agreement dated January 25, 2008, as amended on March 17, 2008 and April 2, 2008, by and among the company and certain investors in the company. Pursuant to the Securities Purchase Agreement, on April 18, 2008, we issued to Mr. Ronald Katz, our chairman, a Subordinated Convertible Unsecured Revolving Promissory Note due May 31, 2008 in the principal amount of $500,000, which we refer to as the note. On that same date, Mr. Katz advanced us $200,000 under the terms of the note.

Pursuant to the purchase agreement, on April 18, 2008, we also issued to Mr. Katz a Warrant, which we refer to as the warrant, to purchase a number of shares of our common stock equal to the quotient of the aggregate funds advanced to us under the note, divided by $2.50, up to a maximum of 200,000 shares.

For more information about the terms of the purchase agreement, as amended, the note and the warrant, see Items 1.01, 2.03 and 3.02 of each of our current reports on Form 8-K filed with the SEC on January 31, 2008, March 21, 2008 and April 8, 2008, which disclosure is incorporated herein by reference.

The terms and conditions of the note and warrant are substantially similar to the other notes and warrants we have issued under the Securities Purchase Agreement.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See disclosure in Item 1.01 above.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

See disclosure in Item 1.01 above.

This current report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described herein. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 24, 2008                           MICROISLET, INC.


                                                  By:  /s/ Michael J. Andrews
                                                       -------------------------
                                                       Michael J. Andrews
                                                       Chief Executive Officer



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